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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Imperial Credit Industries, Inc.:

We consent to the use of our report incorporated herein by reference. Our report indicates that the Company adopted Statement of Financial Accounting Standards No. 122, "Accounting for Mortgage Servicing Rights," during 1995.



                                         KPMG Peat Marwick LLP


Los Angeles, California
October 30, 1996